UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 23, 2014

Date of Report (Date of earliest event reported)

Oplink Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35656	77-0411346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46335 Landing Parkway, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

(510) 933-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02    Termination of a Material Definitive Agreement.

Item 3.03 below is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

As previously disclosed, on November 18, 2014, Oplink Communications, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Koch Industries, Inc., a Kansas corporation (“Parent”), and Koch Optics, Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Purchaser”), providing for the merger of Purchaser with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Parent.  In accordance with the terms of the Merger Agreement, and as previously disclosed, on November 24, 2014, Purchaser commenced a tender offer (the “Offer”) for the Company’s common stock, par value $0.001 per share (the “Common Shares”), and associated preferred share purchase rights (the “Rights,” and together with the Common Shares, “Shares”). By its terms, the Offer expired at 12:00 midnight on December 22, 2014 and Purchaser accepted all validly tendered Shares for purchase. In accordance with the terms of the Merger Agreement, on December 23, 2014 (the “Closing Date”), the Merger was consummated.  At the effective time of the closing of the Merger (the “Effective Time”), each Share issued and outstanding immediately prior to the Effective Time (other than Shares irrevocably accepted for payment in the Offer and Shares held by dissenting shareholders) was automatically converted into the right to receive $24.25 per Share in cash, without interest.

The foregoing description of the Merger, the Merger Agreement and the Offer does not purport to be complete in all respects and is qualified in its entirety by reference to both the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on Nov. 19, 2014, and the Offer to Purchase, which was attached as Exhibit (a)(1) to the Company’s Solicitation/Recommendation Statement on Form 14D-9 filed with the SEC on Nov. 24, 2014, each of which is incorporated herein by reference.

A copy of the joint press release issued by the Company, Parent and Purchaser on December 23, 2014 announcing the expiration and results of the Offer and the consummation of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 23, 2014, the Company notified the NASDAQ Global Market (“NASDAQ”) of the completion of the Merger and requested that (i) trading of the Common Shares, together with the associated Rights, on NASDAQ be suspended prior to the opening of business on December 23, 2014 and (ii) NASDAQ file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Common Shares and associated Rights.  As of the opening of business on December 23, 2014, the Common Shares, together with the associated Rights, which traded under the symbol “OPLK,” ceased trading on, and is being delisted from, NASDAQ. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of the Common Shares, together with the associated Rights, under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03    Material Modification to Rights of Security Holders.

Reference is hereby made to that certain Rights Agreement dated as of September 18, 2012, by and between the Company and Computershare Shareowner Services LLC, as rights agent, as amended by that certain First Amendment, dated as of November 18, 2014 (as amended, the “Rights Agreement”).  Pursuant to Section 7(a)(i) of the Rights Agreement, the Rights Agreement expires and terminates immediately prior to the Effective Time.  Accordingly, the Rights Agreement has terminated and is of no further force or effect.  Furthermore, the preferred share purchase rights granted under the Rights Agreement have expired and are no longer outstanding.

The foregoing description of the Rights Agreement does not purport to be complete in all respects and is qualified in its entirety by reference to the full text of the Rights Agreement, which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2014, and that certain First Amendment to the Rights Agreement, dated November 18, 2014, which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2014, and is incorporated into this report by reference.

The information set forth under Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01    Changes in Control of Registrant.

As a result of the consummation of the Offer and the Merger, a change in control of the Company occurred and the Company became an indirect wholly owned subsidiary of Parent.  The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.  Purchaser obtained the funds for the purchase of the Company’s outstanding stock, options and restricted stock units in the transaction from Parent and the Company’s available cash on hand.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Merger, the members of the Company’s Board of Directors immediately prior to the Effective Time resigned as directors of the Company.  On December 23, 2014, Raffaele G. Fazio became the new sole director of the Company by operation of law immediately following the Effective Time.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

A copy of the Amended and Restated Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1. A copy of the Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.2. Pursuant to the Merger Agreement, on the Closing Date, the Bylaws of the Company were amended and restated in their entirety (the “Amended and Restated Bylaws”) and the Certificate of Incorporation of the Company was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”).

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger dated as of November 18, 2014, by and among Oplink Communications, Inc., Koch Industries, Inc. and Koch Optics, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 19, 2014 (File No. 001-35656)).

2.2	Offer to Purchase, dated November 24, 2014 (incorporated by reference to Exhibit (a)(1)(A) to the Schedule TO filed on November 24, 2014, by Parent and Purchaser).

3.1	Amended and Restated Certificate of Incorporation of Oplink Communications, Inc.

3.2	Amended and Restated Bylaws of Oplink Communications, Inc.

4.1

Rights Agreement dated as of September 18, 2012, by and between Oplink Communications, Inc. and Computershare Shareowner Services LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 19, 2012 (File No. 001-35656).

4.2

First Amendment to Rights Agreement dated as of November 18, 2014, by and between Oplink Communications, Inc. and Computershare Shareowner Services LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 19, 2014 (File No. 001-35656)).

99.1

Joint press release issued by Oplink Communications, Inc., Koch Industries, Inc. and Koch Optics, Inc. dated December 23, 2014 (incorporated by reference to Exhibit (a)(5)(C) to Amendment No. 5 to the Schedule TO filed on December 23, 2014, by Parent and Purchaser).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPLINK COMMUNICATIONS, INC.

Date: December 23, 2014
	By:	/s/ Stephen M. Welles
		Name:	Stephen M. Welles
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger dated as of November 18, 2014, by and among Oplink Communications, Inc., Koch Industries, Inc. and Koch Optics, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 19, 2014 (File No. 001-35656)).

2.2	Offer to Purchase, dated November 24, 2014 (incorporated by reference to Exhibit (a)(1)(A) to the Schedule TO filed on November 24, 2014, by Parent and Purchaser).

3.1	Amended and Restated Certificate of Incorporation of Oplink Communications, Inc.

3.2	Amended and Restated Bylaws of Oplink Communications, Inc.

4.1

Rights Agreement dated as of September 18, 2012, by and between Oplink Communications, Inc. and Computershare Shareowner Services LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 19, 2012).

4.2

First Amendment to Rights Agreement dated as of November 18, 2014, by and between Oplink Communications, Inc. and Computershare Shareowner Services LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 19, 2014 (File No. 001-35656)).

99.1

Joint press release issued by Oplink Communications, Inc., Koch Industries, Inc. and Koch Optics, Inc. dated December 23, 2014 (incorporated by reference to Exhibit (a)(5)(C) to Amendment No. 5 to the Schedule TO filed on December 23, 2014, by Parent and Purchaser).